UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 South Henry Street, Suite 100 Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SOHO	The NASDAQ Stock Market LLC
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The NASDAQ Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The NASDAQ Stock Market LLC
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The NASDAQ Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

On May 7, 2020, SOHO Arlington TRS LLC (the “Borrower”), an indirect subsidiary of Sotherly Hotels Inc. (the “Company”), which is the sole general partner of Sotherly Hotels LP (the “Operating Partnership”, and together with the Company, “we”, “our”, or “us”), entered into a promissory note with and received a loan (the “PPP Loan”) from Fifth Third Bank, National Association, pursuant to the Paycheck Protection Program (the “PPP”), which was established under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration.  The application for the PPP Loan was based on payroll and certain other employee-related costs at the Company’s Hyatt Centric Arlington hotel and the PPP Loan is in the amount of $952,700, all of which has been received by the Borrower. The proceeds from the PPP Loan will be used in accordance with the loan application and the terms of the CARES Act program, as described further below.

The PPP Loan has a term of two years and carries an interest rate of 1.00%.  Equal payments of principal and interest begin on the seventh month following origination of the loan and are amortized over the remaining term of the loan. Pursuant to the terms of the CARES Act, the proceeds of the PPP Loan may be used for payroll costs, mortgage interest, rent or utility costs.  The promissory note for the PPP Loan contains customary events of default relating to, among other things, payment defaults and breach of representations and warranties or of provisions of the relevant promissory note.  The occurrence of an event of default may result in a claim for the immediate repayment of all amounts outstanding under the PPP Loan, collection of all amounts owing from the Borrower, filing suit and obtaining judgment against the Borrower.

Under the terms of the CARES Act, the Borrower can apply for and be granted forgiveness for all or a portion of the PPP Loan.  Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds in accordance with the terms of the CARES Act, as described above, during the 8-week period after loan origination and the maintenance or achievement of certain employee levels.  No assurance is provided that the Borrower will obtain forgiveness under the PPP Loan in whole or in part.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is included in Item 1.01 and is incorporated herein by reference.

Item 8.01	Other Events.

Extension for Filing of Quarterly Report on Form 10-Q

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder.  On March 25, 2020, that order was modified and superseded by a new SEC order (Release No. 34-88465), which provides conditional relief to public companies that are unable to timely comply with certain filing obligations as a result of the ongoing novel coronavirus (“COVID-19”) pandemic (the “SEC Order”).  The SEC Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such registrant, is exempt from any requirement to file or furnish materials with the SEC under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, if certain conditions are satisfied.

The Company and the Operating Partnership will be relying on the SEC Order to delay the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) due to the significant impacts and disruptions of the COVID-19 pandemic.  The effects of the ongoing COVID-19 pandemic and the resultant state orders have limited access to our facilities and required the majority of our staff to stay at home and transition to a remote working environment on very short notice.  At the same time, the Company’s attention and resources have been focused on addressing the severe impacts of the COVID-19 pandemic on our business and operations as described in further detail below.  These factors have delayed our ability to complete and file our Quarterly Report.  Nonetheless, we expect to file the Quarterly Report on or before June 25, 2020, which is 45 days from the original filing deadline of May 11, 2020.

Business Update

All of our wholly-owned hotels are currently open in a limited-service capacity.  Due to the effects of the COVID-19 pandemic, we have experienced a severe decline in occupancy and, in turn, revenue.  As disclosed in our Current Report on Form 8-K filed with the SEC on May 1, 2020, we have received funding through the PPP and have negotiated modifications with a number of our mortgage lenders.  The Company and its hotel managers have implemented stringent cost control measures designed to minimize impact to profitability, including the closure of food and beverage outlets and other non-essential guest amenities in order to shrink the footprint of the properties; the downsizing of staffing levels and benefits, including the layoff of over 90% of hotel staff with reductions in salary for staff not subject to layoff; and the deferral of all non-vital capital expenditures.

Risk Factor Update

We are supplementing the risk factors described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 (“Annual Report”), filed with the SEC on March 16, 2020, with the additional risk factors set forth below.  These supplemental risk factors should be read in conjunction with the other risk factors described in the Annual Report.

The effects of the COVID-19 pandemic on our operations and financial performance could be long-lasting and severe.

The recent outbreak of COVID-19 throughout the world, classified by the World Health Organization as a pandemic, is a rapidly evolving situation, has disrupted global travel and supply chains, and has adversely impacted global commercial activity across many industries.  Due to travel restrictions in the U.S. and around world, the travel and hospitality industries are particularly facing tremendous drains on resources.  The COVID-19 pandemic has had, and is expected to continue to have, significant adverse impacts on economic and market conditions and global economic contraction.  The rapid development and fluidity of pandemic situations precludes any prediction as to the scale and scope of the ultimate adverse impact and longevity of the COVID-19 pandemic or any future pandemic outbreak.  There also can be no guarantee that the demand for lodging, and consumer confidence in travel generally, will recover as quickly as other industries.

The effects of the COVID-19 pandemic on the hotel industry are unprecedented with global demand for lodging drastically reduced and occupancy levels reaching historic lows.  Due to the effects of the COVID-19 pandemic, we have experienced a severe decline in occupancy and, in turn, revenue.  Due to the speed with which the situation is developing we cannot predict the full extent and duration of the effects of the COVID-19 pandemic on our operations, although the longer and more severe the pandemic, the greater the material adverse effect on our financial condition, our results of operations, the market price of our common shares, our ability to make distributions to our shareholders, our access to credit markets and our ability to service our indebtedness.

Forward Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable, these statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict and many of which are beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed, forecasted or implied in such forward-looking statements. Factors which could have a material adverse effect on the Company’s future results, performance and achievements, include, but are not limited to: concerns with or threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including COVID-19; the possibility that we will not be able to negotiate forbearance or modification arrangements with lenders of the indebtedness of our subsidiaries; national and local economic and business conditions that affect occupancy rates and revenues at the Company’s hotels and the demand for hotel products and services; and risks associated with the hotel industry, including competition and new supply of hotel rooms, the availability and terms of financing and capital and the general volatility of the securities markets. Additional risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to and does not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Although the Company believes its current expectations to be based upon reasonable assumptions, it can give no assurance that its expectations will be attained or that actual results will not differ materially.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 8, 2020	SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer

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